UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 30, 2017

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [     ]

ITEM 9.01:       EXHIBITS AND FINANCIAL STATEMENTS

(a)

Financial Statements

On November 30, 2017, Magellan Gold Corporation (“Magellan”) purchased from Rose the SDA Mill and its associated assets, licenses and agreements.  The purchase price paid by the Magellan was $850,000 cash, a $50,000 promissory note, $150,000 previously paid for the option-to-purchase payments, and 14,200,834 shares of Magellan’s common stock with a fair value of $426,025.

The combined financial statements of the SDA Mill filed herewith consist of the historical financial statements of Rose’s SDA Mill business and were prepared in accordance with generally accepted accounting principles in the United States. These statements reflect the combined historical financial position, results of operations, changes in net parent investment and cash flows of the SDA Mill as if such operations had been combined for the periods presented. These combined financial statements were prepared in connection with the sale of the SDA Mill and were derived from the accounting records of Minerales Vane S.A. de C.V. (“Minerales Vane 1”) and Minerales VANE Operaciones.  Prior to closing, all of the assets and operations related to the SDA Mill were transferred to a newly incorporated entity, Minerales Vane 2 S.A. de C.V.   Magellan purchased 100% of the issued and outstanding shares of Minerales Vane 2 and Minerales VANE Operaciones. The assets and liabilities in these combined financial statements have been reflected at Rose’s historical carryover basis.

Filed herewith are the audited combined financial statements of SDA Mill as of and for the periods ended November 30, 2017 and December 31, 2016. Those financial statements include the following:

1. Report of Registered Independent Accountant
2. SDA Mill Combined Balance Sheets as of November 30, 2017 and December 31 2016
3. SDA Mill Combined Statements of Operations and Comprehensive Loss for the Eleven Month Period Ended November 30, 2017 and for the Year Ended December 31, 2016
4. SDA Mill Combined Statements of Cash Flows for the Eleven Month Period Ended November 30, 2017 and for the Year Ended December 31, 2016; and,
5. SDA Mill Combined Statements of Equity for the Period from December 31, 2015 to November 30, 2017. 6. Notes to Combined Financial Statements.

(b)	Pro Forma Financial Information

On November 30, 2017, Magellan Gold Corporation (the “Company” or “Magellan”) purchased from Rose Petroleum plc (Rose) a mineral processing mill operation located in San Dieguito de Arriba (SDA Mill) and its associated assets, licenses and agreements.  The mineral processing mill operation located in the State of Nayarit, Mexico, is owned by Rose.  The operating flotation plant includes a precious metals leach circuit and associated assets, licenses and agreements.

The following unaudited pro forma condensed combined financial statements of the combined company (the “pro forma financial statements”) include the unaudited pro forma condensed combined balance sheet as of November 30, 2017, (the “pro forma balance sheet”), the unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2016 (the “twelve month pro forma statement of operations”), and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2017, (the “nine month pro forma statement of operations”), as adjusted, are presented to give effect to the Company’s acquisition of the SDA Mill and the related financing transaction.

The pro forma balance sheet combines the historical condensed consolidated balance sheet of the Company as of September 30, 2017, and the historical condensed combined balance sheet of the SDA Mill as of November 30, 2017, giving effect to the acquisition as if it had been consummated on September 30, 2017. The twelve month pro forma statement of operations combines the historical consolidated statement of operations of the Company for the year ended December 31, 2016 and the historical condensed combined statement of operations of the SDA Mill for the year ended December 31, 2016, each giving effect to the acquisition as if it had been consummated on January 1, 2016, the first day of the Company’s fiscal year ended December 31, 2016.

The nine month pro forma statement of operations combines the historical consolidated statement of operations of the Company for the nine months ended September 30, 2017 and the historical condensed combined statement of operations of the SDA Mill for the nine months ended September 30, 2017, each giving effect to the acquisition as if it had been consummated on January 1, 2017, the first day of the Company’s fiscal year ended December 31, 2017.

The pro forma financial statements are for informational purposes only and are not intended to represent or to be indicative of the actual results of operations or financial position that the combined company would have reported had the acquisition been completed as of the dates set forth in the pro forma financial statements, and should not be taken as being indicative of the combined company’s future consolidated results of operations or financial position.

The assumptions and estimates underlying the unaudited adjustments to the pro forma financial statements are described in the accompanying notes, which should be read together with the pro forma financial statements.

The pro forma financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and the SDA Mill historical information included herein.

We have adjusted the historical consolidated financial information to give effect to pro forma events that are directly attributable to the acquisition and are factually supportable.  This information should be read in conjunction with:

*	the historical audited combined financial statements of the SDA Mill included under Item 9.01(a) of this Current Report on Form 8-K;

*

separate historical consolidated financial statements of the Company as of and for the years ended December 31, 2016 and 2015 included in our Annual Report on Form 10-K as of and for the years ended December 31, 2016 and 2015;

*	the accompanying notes to the unaudited pro forma combined financial statements.

==========================================================================

SDA MILL

AUDITED FINANCIAL STATEMENTS

NOVEMBER 30, 2017 AND DECEMBER 31, 2016

==========================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Magellan Gold Corporation

We have audited the accompanying combined balance sheets of the SDA Mill (the “Company”) as of November 31, 2017 and December 31, 2016, and the related combined statements of operations, equity and cash flows for the eleven month period ended November 30, 2017 and the year ended December 31, 2016. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America.. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Companies are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the SDA Mill as of November 31, 2017 and December 31, 2016, and the results of its operations and its cash flows for the eleven month period ended November 30, 2017 and the year ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency. These conditions raise significant doubt about the Company’s ability to continue as a going concern. Management’s plans in this regard are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

April 24, 2018

SDA Mill

Combined Balance Sheets

	November 30, 2017	December 31,2016

ASSETS

Cash and cash equivalents	$19,909	$49,819
Trade and other receivables, net of allowance for doubtful accounts of $36,329 and $0	50,185	252,213
Taxes receivable	359,241	664,716
Prepaid expenses	477	15,105

Total current assets	429,812	981,853

Property, plant and equipment, net of accumulated depreciation and impairment of $886,298 and $884,435, respectively	262,904	283,262

Total Assets	$692,716	$1,265,115

LIABILITIES AND EQUITY

Accounts payable and accrued liabilities	$111,171	$67,416
Taxes payable	54,460	30,350
Due to related party	384,490	601,674
Loans payable - related party	1,919,903	1,518,946
Due to Magellan	49,871	-
Royalties payable	49,443	49,392

Total current liabilities	2,569,338	2,267,778

Asset retirement obligation	122,024	109,631

Total liabilities	2,691,362	2,377,409

Parent’s investment	3,324,623	3,324,623
Accumulated deficit	(5,639,635)	(4,886,751)
Accumulated other comprehensive loss	316,366	449,834

Total equity	(1,998,646)	(1,112,294)

Total liabilities and equity	$692,716	$1,265,115

The accompanying notes are an integral part of these combined financial statements.

SDA Mill

Combined Statements of Operations and Comprehensive Loss

	Eleven month period Ended November 30, 2017	Year Ended December 31, 2016

Revenue	$305,272	$840,961
Cost of Sales	681,192	1,090,675

Gross Loss	(375,920)	(249,714)

Operating Expenses

Mineral property expenditures	–	61,481
General and administrative expenses	409,096	396,997
Loss on write off of property, plant and equipment	24,431	–

Operating loss	(809,447)	(708,192)

Other income (expenses)

Foreign exchange gains (losses)	58,253	(86,700)
Interest expense	(19,567)	(20,720)
Gain on disposal of assets	–	9,123
Other income (expense)	38,029	(1,170)

Net loss before income taxes	$(732,732)	(807,659)

Income taxes	$(20,152)	(5,134)

Net loss	$(752,884)	$(812,793)

Comprehensive Loss
Net loss	$(752,884)	$(812,793)
Foreign currency translation adjustments	(133,468)	154,248

	$(886,352)	$(658,545)

The accompanying notes are an integral part of these combined financial statements.

SDA Mill

Combined Statements of Cash Flows

	Eleven month period Ended November 30, 2017	Year Ended December 31, 2016

Operating Activities

Net loss	$ (752,884)	$ (812,793)

Adjustment to reconcile net loss to net cash used in operating activities:

Bad debts expense	35,959	-
Depreciation, amortization and accretion	27,414	182,314
Gain on sale of equipment	–	(9,123)
Loss on write off of property, plant and equipment	24,431	–

Changes in operating assets and liabilities:

Accounts receivable	192,234	(148,590)
Taxes receivable	376,763	(30,447)
Prepaid expenses	16,169	(9,785)
Accounts payable and accrued liabilities	169,310	414,027
Taxes payable	20,450	(1,064)
Royalties	(5,475)	(99,061)
Due to related party	(282,297)	60,757

Net Cash Used in Operating Activities	(177,926)	(453,765)

Investing Activities

Purchase of equipment	–	(203)
Proceeds from sale of equipment	–	9,123

Net Cash Used in Investing Activities	–	8,920

Financing Activities

Proceeds from related party loan payable	189,967	–
Repayments of related party loan payable	(81,475)	(194,945)
Advances from Magellan	49,364	–

Net Cash Provided by Financing Activities	157,856	(194,945)

Net Effect of foreign currency exchange adjustment	(9,840)	(62,648)

Net Change in Cash	(29,910)	(702,438)

Cash and cash equivalents – beginning of period	49,819	752,257

Cash and cash equivalents – end of period	$ 19,909	$ 49,819

Supplemental Disclosures:
Interest paid	$ –	$ –
Income taxes paid	$ –	$ 5,302

Non-cash Financing and Investing Activities

Expenses charged and payables paid by related party added to loan principal	$ 113,977	$ 324,251
Revision to asset retirement obligation estimate	$ –	$ 11,085

The accompanying notes are an integral part of these combined financial statements

.

SDA Mill

Combined Statements of Equity

Eleven month period ended November 30, 2017 and the year ended December 31, 2016

			Other
	Parent’s	Accumulated	Comprehensive
	Investment	Deficit	Income (Loss)	Totals
Balance – December 31, 2015	$3,324,623	$(4,073,958)	$295,586	$(453,749)

Net loss for the year	-	(812,793)	154,248	(658,545)

Balance – December 31, 2016	3,324,623	(4,886,751)	449,834	$(1,112,294)

Net loss for the period	-	(752,884)	(133,468)	(886,352)

Balance – November 30, 2017	3,324,623	$(5,639,635)	$316,366	$(1,998,646)

The accompanying notes are an integral part of these combined financial statements.

SDA Mill

Notes to Combined Financial Statements

NOTE 1: DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Description of the Business

The mineral processing mill operation located in the State of Nayarit, Mexico, (“SDA Mill” or “the Company”) is owned by Rose Petroleum plc (“Rose”).  The operating flotation plant includes a precious metals leach circuit and associated assets, licenses and agreements.  The SDA Mill has operated for ten years and has historically produced ore for Rose or third party toll miners.

On November 30, 2017, Magellan Gold Corporation (“Magellan”) purchased from Rose the SDA Mill and its associated assets, licenses and agreements.  The purchase price paid by the Magellan was $850,000 cash, a $50,000 promissory note, $100,000 previously paid for the option-to-purchase extension, and 14,200,834 shares of Magellan’s common stock with a fair value of $426,025.

Basis of Presentation

The combined financial statements consist of the historical financial statements of Rose’s SDA Mill business and were prepared in accordance with generally accepted accounting principles in the United States. These statements reflect the combined historical financial position, results of operations, changes in net parent investment and cash flows of the SDA Mill as if such operations had been combined for the period presented. These combined financial statements were prepared in connection with the sale of the SDA Mill and were derived from the accounting records of Minerales Vane S.A. de C.V. (“Minerales Vane 1”) and Minerales VANE Operaciones.  Prior to closing, all of the assets and operations related to the SDA Mill were transferred to a newly incorporated entity, Minerales Vane 2 S.A. de C.V.  Magellan purchased 100% of the issued and outstanding shares of Minerales Vane 2 and Minerales VANE Operaciones. The assets and liabilities in these combined financial statements have been reflected at Rose’s historical carryover basis.

All significant intercompany transactions and balances have been eliminated.

NOTE 2: GOING CONCERN

The accompanying combined financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. The Company is primarily engaged in the processing of ore for Rose and third party toll miners. The Company has incurred losses of $5,639,635 since inception to November 30, 2017 and a net loss of $752,884 during the eleven months ended November 30, 2017 and a net loss of $812,793 during the year ended December 31, 2016. Management plans to raise additional capital through equity and/or debt financings. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)Use of Estimates

The preparation of combined financial statements in accordance with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the combined financial statements and the reported amounts of revenue and expenses in the reporting period. The Company regularly evaluates estimates and assumptions related to useful life and recoverability of long-lived assets, deferred income tax asset valuations and loss contingencies. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

b)Net Parent’s Investment

In the accompanying combined balance sheets, net parent investment represent Rose’s historical investment in the Company, and the Company’s accumulated net losses.

c)Cash and Cash Equivalents

Cash and cash equivalents comprise cash-in-hand and on-demand deposits and other short-term highly liquid investments that are readily convertible to a known amount of cash with three months or less remaining to maturity and are subject to an insignificant risk of changes in value.

d)Foreign Currency

The accounts of the Company are maintained in Mexican Pesos. The accounts of the Company are translated into United States dollars (“USD”), with the Mexican Peso as the functional currency. All assets and liabilities are translated at the exchange rate on the balance sheet date, net parent investment is translated at historical rates and statement of operations items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income. Gains and losses resulting from the translation of foreign currency transactions and balances are reflected in the statement of operations and other comprehensive loss. The following table details the exchange rates used for the respective periods:

	November 30, 2017	December 31, 2016
Balance sheet date: Mexican Peso to USD exchange rate	18.63	20.73
Average for the period ended: Mexican Peso to USD exchange rate	18.82	18.64

e)Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, accounts receivables, taxes receivable, accounts payable and accrued liabilities, taxes payable, amounts due to related parties, royalties payable, and asset retirement obligation. The Company believes that the recorded values of all of the other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

f)Property, Plant and Equipment

Property, plant and equipment consists of the SDA Mill, mill equipment, automotive equipment and office equipment and is recorded at cost, less accumulated depreciation. Property, plant and equipment is amortized on a straight-line basis over its estimated life:

•SDA Mill – 10 years

•Mill equipment – 5 to 10 years

•Automotive equipment – 5 years

•Office Equipment – 30% declining balance and 10 years

g)Revenue Recognition

The Company records revenue when all of the following criteria are met: a) persuasive evidence of an arrangement with the customer exists, b) the price to the customer is fixed and determinable, c) product is shipped or delivery is complete (depending on the terms) and collection probability is reasonably assured.

Revenue from toll milling services is recognized as material is processed in accordance with the specifics of the applicable toll milling agreement.

h)Mineral Property Costs

Mineral property exploration and evaluation costs are expensed as incurred. Exploration costs are expensed as incurred until proven and probable reserves are established. Subsequent development costs are capitalized. Costs for acquired mineral properties and mineral rights are initially capitalized when incurred, then assessed quarterly for impairment under ASC 360, Property, Plant and Equipment. The Company has not established proven or probable reserves for any of its mineral projects.

On August 24, 2014, Minerales Vane S.A. de C.V., entered into an agreement with respect of both gold and silver and base metal exploration. Under the terms of the agreement Minerales Vane S.A. de C.V. has the right to operate gold and silver mining activities at concessions. Costs associated with the exploration of this property have been expensed at December 31, 2016.  No mineral exploration costs were incurred during the period ended November 30, 2017.

i)Related Parties

The Company follows ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions. See Note 8.

j)Asset Retirement Obligations

The Company accounts for asset retirement obligations in accordance with ASC 410-20, Asset Retirement Obligations. ASC 410-20 requires the Company to record the fair value of an asset retirement obligation as a liability in the period in which it incurs an obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development and/or normal use of the assets. Asset retirement obligations consists of estimated final mill closure and associated reclamation costs to be incurred by the Company in the future once the economic life of its mill is reached.

k)Long-lived Assets

In accordance with ASC 360, Property, Plant and Equipment, the carrying value of intangible assets and other long-lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. The Company recognizes impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.

l)Concentration of Risk

The Company maintains its cash accounts in a commercial bank located in Mexico. As at November 30, 2017 and December 31, 2016, the Company has not engaged in any transactions that would be considered derivative instruments on hedging activities.

m)Comprehensive Income/Loss

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive income/loss and its components in the financial statements. As at November 30, 2017 and December 31, 2016, the Company’s only component of comprehensive income was foreign currency translation adjustments.

n)Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740, Income Taxes, as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

o)Fair value of Financial Instruments

Accounting standards regarding fair value of financial instruments define fair value, establish a three-level hierarchy which prioritizes and defines the types of inputs used to measure fair value, and establish disclosure requirements for assets and liabilities presented at fair value on the combined balance sheets. Fair value is the amount that would be received from the sale of an asset or paid for the transfer of a liability in an orderly transaction between market participants. A liability is quantified at the price it would take to transfer the liability to a new obligor, not at the amount that would be paid to settle the liability with the creditor.

The three-level hierarchy is as follows:

• Level 1 inputs consist of unadjusted quoted prices for identical instruments in active markets.

• Level 2 inputs consist of quoted prices for similar instruments.

• Level 3 valuations are derived from inputs which are significant and unobservable and have the lowest priority.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The carrying amounts reported in the balance sheet for cash, trade receivables, other receivables, accounts payable and accrued liabilities, due to related party, and short-term loans payable approximate their fair market value based on the short-term maturity of these instruments. As of November 30, 2017 and December 31, 2016, the Company did not have any financial liabilities measured and recorded at fair value on the Company’s combined balance sheets on a recurring basis.

p)Recent Accounting Pronouncements

The Company has evaluated the following recent accounting pronouncements and believe that none of them will have a material effect on the Company’s financial statements:

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific revenue recognition guidance throughout the Industry Topics of the Accounting Standards Codification. The updated guidance states that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance also provides for additional disclosures with respect to revenues and cash flows arising from contracts with customers. The standard will be effective for the first interim period within annual reporting periods beginning after December 15, 2017, and the Company will adopt the standard using the modified retrospective approach effective January 1, 2018.  The Company does not expect the adoption to have a material impact on the Company’s combined financial statements.

In May 2017, the FASB issued ASU 2017-09, Compensation-Stock Compensation (Topic 718), Scope of Modification Accounting. The amendments in this Update provide guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. The amendments in this Update are effective for all entities for annual periods, and interim periods within those annual periods, beginning after December 15, 2017. Early adoption is permitted, including adoption in any interim period, for (1) public business entities for reporting periods for which financial statements have not yet been issued and (2) all other entities for reporting periods for which financial statements have not yet been made available for issuance.

In July 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-11, Earnings Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480), Derivatives and Hedging (Topic 815). The amendments in Part I of this Update change the classification analysis of certain equity-linked financial instruments (or embedded features) with down round features. When determining whether certain financial instruments should be classified as liabilities or equity instruments, a down round feature no longer precludes equity classification when assessing whether the instrument is indexed to an entity’s own stock. The amendments also clarify existing disclosure requirements for equity-classified instruments. As a result, a freestanding equity-linked financial instrument (or embedded conversion option) no longer would be accounted for as a derivative liability at fair value as a result of the existence of a down round feature. For freestanding equity classified financial instruments, the amendments require entities that present earnings per share (EPS) in accordance with Topic 260 to recognize the effect of the down round feature when it is triggered. That effect is treated as a dividend and as a reduction of income available to common shareholders in basic EPS. Convertible instruments with embedded conversion options that have down round features are now subject to the specialized guidance for contingent beneficial conversion features (in Subtopic 470-20, Debt—Debt with Conversion and Other Options), including related EPS guidance (in Topic 260). The amendments in Part II of this Update recharacterize the indefinite deferral of certain provisions of Topic 480 that now are presented as pending content in the Codification, to a scope exception. Those amendments do not have an accounting effect. For public business entities, the amendments in Part I of this Update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. For all other entities, the amendments in Part I of this Update are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.  The Company does not expect the adoption to have a material impact on the Company’s combined financial statements.

NOTE 4: TAXES RECEIVABLE

Taxes receivable consists of the following:

	November 30, 2017	December 31, 2016
VAT recoverable	$259,223	$438,749
Tax recoverable	100,018	225,967
	$359,241	$664,716

NOTE 5: TRADE AND OTHER RECEIVABLES

Trade and other receivables consists of the following:

	November 30, 2017	December 31, 2016
Trade receivables	$46,513	$248,441
Other receivables	3,672	3,772
	$50,185	$252,213

NOTE 6: PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment consist of:

			December 31,
			2016
		Accumulated	Net Carrying
	Cost	Depreciation	Value

Ore processing mill	$623,699	$530,422	$93,277
Plant and machinery	476,503	291,392	185,111
Automotive equipment	59,865	56,166	3,699
Office furniture and equipment	7,630	6,455	1,175
	$1,167,697	$884,435	$283,262

			November 30,
			2017
		Accumulated	Net Carrying
	Cost	Depreciation	Value

Ore processing mill	$620,560	$538,903	$81,657
Plant and machinery	460,697	282,078	178,619
Automotive equipment	59,520	57,719	1,801
Office furniture and equipment	8,425	7,598	827
	$1,149,202	$886,298	$262,904

During the eleven months ended November 30, 2017, the Company recorded a loss on write off of property, plant and equipment of $24,431 and depreciation of $27,414.

During the year ended December 31, 2016, the Company disposed of automotive equipment of $21,292 and recorded a gain on disposal of $9,123. During the year ended December 31, 2016, the Company recorded depreciation expense of $164,482.

NOTE 7: RELATED PARTY TRANSACTIONS

At November 30, 2017 and December 31, 2016, amounts due to related parties consisted of the following:

a)At November 30, 2017, the Company owed $384,490 (December 31, 2016 - $601,674) to Rose for costs paid by a subsidiary of Rose on behalf of the Company. The amounts are unsecured, non-interest bearing and due on demand.

b)At November 30, 2017, the Company owed $1,919,903 (December 31, 2016 - $1,518,946) to VANE Minerals Ltd.  During the eleven months ended November 30, 2017 and the year ended December 31, 2016, the parent company charged expenses and paid payables of the Company of $113,977 and $324,251, respectively, which were added to the loan principal.  The Company also received cash advances from the parent company of $189,967 during the eleven months ended November 30, 2017.  During the eleven months ended November 30, 2017 and the year ended December 31, 2017, the Company made repayments to the parent company of $81,475 and $194,945, respectively. The amounts owed to the Company’s parent company bear interest at 1% over the UK base rate and are due on demand.

c)At November 30, 2017, the Company owed $49,871 (December 31, 2016 - $0) to Magellan Gold Corporation who purchased the SDA Mill from Rose. The amounts are unsecured, non-interest bearing and due on demand.

NOTE 8: ASSET RETIREMENT OBLIGATIONS

A provision is required to cover the decommissioning costs for the ore processing mill. Changes in the Company’s asset retirement obligations relating to the SDA Mill were as follows:

	Period	Year
	Ended	Ended
	November 30,	December 31,
	2017	2016

Asset retirement obligations, beginning of period	$109,631	$99,974
Accretion	-	17,832
Revision due to change in estimate	-	11,085
Impact of foreign currency translation	12,393	(19,260)

Asset retirement obligations, end of period	$122,024	$109,631

NOTE 9: CONCENTRATIONS

One customer accounted for 69% of our total revenues for the period ended November 30, 2017. At November 30, 2017, 100% of trade receivables were due from one customer.

One customer accounted for 22% of our total revenues and a second customer accounted for 78% of our total revenues for the year ended December 31, 2016.  At December 31, 2016, 100% of trade receivables were due from one customer.

NOTE 10: INCOME TAXES

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has incurred non-capital losses as scheduled below:

Year of		Year of
Loss	Amount	Expiration

2014	$963,089	2024
2015	858,856	2025
2016	603,863	2026
2017	673,679	2027

	$3,099,487

Pursuant to ASC 740, the Company is required to compute tax asset benefits for non-capital losses carried forward. Potential benefit of non-capital losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the losses carried forward in future years.

Significant components of the Company’s deferred tax assets and liabilities, after applying enacted corporate income tax rates, are as follows:

	November 30, 2017	December 31, 2016
Deferred income tax assets
Net losses carried forward	$929,846	$727,743

Valuation allowance	(929,846)	(727,743)
Net deferred income tax asset	$–	$–

The valuation allowance reflects the Company’s estimate that the tax assets, more likely than not, will not be realized and consequently have not been recorded in these financial statements. The Company’s tax years subsequent to 2016 currently remain open and subject to examination by federal tax authorities.

NOTE 11: SUBSEQUENT EVENT

On November 30, 2017, Magellan purchased from Rose the SDA Mill and its associated assets, licenses and agreements.  The purchase price paid by the Magellan was $850,000 cash, a $50,000 promissory note, $150,000 option-to-purchase payments, and 14,200,834 shares of Magellan’s common stock with a fair value of $426,025.

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MAGELLAN GOLD CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

==========================================================================

MAGELLAN GOLD CORPORATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFROMATION

On November 30, 2017, Magellan Gold Corporation (the “Company” or “Magellan”) purchased from Rose Petroleum plc (Rose) a mineral processing mill operation located in San Dieguito de Arriba (SDA Mill) and its associated assets, licenses and agreements.  The mineral processing mill operation located in the State of Nayarit, Mexico, is owned by Rose.  The operating flotation plant includes a precious metals leach circuit and associated assets, licenses and agreements.

The following unaudited pro forma condensed combined financial statements of the combined company (the “pro forma financial statements”) include the unaudited pro forma condensed combined balance sheet as of November 30, 2017, (the “pro forma balance sheet”), the unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2016 (the “twelve month pro forma statement of operations”), and the unaudited pro forma condensed combined statement of operations for the 9 months ended September 30, 2017, (the “nine month pro forma statement of operations”), as adjusted, are presented to give effect to the Company’s acquisition of the SDA Mill and the related financing transaction.

The pro forma balance sheet combines the historical condensed consolidated balance sheet of the Company as of September 30, 2017, and the historical condensed combined balance sheet of the SDA Mill as of November 30, 2017, giving effect to the acquisition as if it had been consummated on September 30, 2017. The twelve month pro forma statement of operations combines the historical consolidated statement of operations of the Company for the year ended December 31, 2016 and the historical condensed combined statement of operations of the SDA Mill for the year ended December 31, 2016, each giving effect to the acquisition as if it had been consummated on January 1, 2016, the first day of the Company’s fiscal year ended December 31, 2016.

The nine month pro forma statement of operations combines the historical consolidated statement of operations of the Company for the nine months ended September 30, 2017 and the historical condensed combined statement of operations of the SDA Mill for the nine months ended September 30, 2017, each giving effect to the acquisition as if it had been consummated on January 1, 2017, the first day of the Company’s fiscal year ended December 31, 2017.

The pro forma financial statements are for informational purposes only and are not intended to represent or to be indicative of the actual results of operations or financial position that the combined company would have reported had the acquisition been completed as of the dates set forth in the pro forma financial statements, and should not be taken as being indicative of the combined company’s future consolidated results of operations or financial position.

The assumptions and estimates underlying the unaudited adjustments to the pro forma financial statements are described in the accompanying notes, which should be read together with the pro forma financial statements.

The pro forma financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and the SDA Mill historical information included herein.

MAGELLAN GOLD CORPORATION

PRO FORMA CONDENSED COMBINED BALANCE SHEETS (UNAUDITED)

(expressed in US Dollars)
	MAGELLAN SEPTEMBER 30, 2017	SDA Mill NOVEMBER 30, 2017	PRO FORMA ADJUSTMENTS	NOTE 4	PRO FORMA COMBINED

ASSETS

Current Assets
Cash and cash equivalents	$ 1,427	$ 19,909	$ (850,000)	(a)	$ 89,009
			1,050,000	(b)
			(19,909)	(c)
			(112,418)	(e)
Accounts receivable	-	50,185	(50,185)	(c)	-
Taxes receivable	-	359,241	(359,241)	(c)	-
Prepaid expenses	33,792	477	(477)	(c)	33,792
Option to acquire SDA Mill	150,000	-	(150,000)	(a)	-
	185,219	429,812	(492,230)		122,801

Non-Current Assets
Property, plant and equipment	-	262,904	970,096	(c)	1,233,000
Goodwill	-	-	365,049	(c)	365,049
Mineral rights, net of impairment	323,200	-	-		323,200
Investment in Rio Silver equity securities	110,188	-	-		110,188
Investment in SDA Mill	-	-	1,476,025	(a)	-
			(1,476,025)	(c)
Total Assets	$ 618,607	$ 692,716	$ 842,915		$ 2,154,238

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$ 146,730	$ 111,171	$ (111,171)	(c)	$ 146,730
Accrued liabilities	191,479	54,460	(54,460)	(c)	191,479
Line of credit – related party	932,500	-	-		932,500
Notes payable	-	-	50,000	(a)	50,000
Notes and loans payable – related parties	340,000	1,919,903	1,050,000	(b)	1,390,000
			(1,919,903)	(c)
Accrued interest – related parties	211,034	-	-		211,034
Advances payable – related party	61,100	384,490	(384,490)	(c)	61,100
Due to Magellan	-	49,871	(49,871)	(c)	-
Royalties	-	49,443	(49,443)	(c)	-
	1,882,843	2,569,338	(1,469,338)		2,982,843

Long-Term Liabilities
Asset retirement obligation	-	122,024	-		122,024
Total Liabilities	1,882,843	2,691,362	(1,469,338)		3,104,867

Shareholders’ Deficit
Common stock	75,881	3,324,623	14,201	(a)	90,082
			(3,324,623)	(d)
Additional paid-in capital	1,825,403	-	411,824	(a)	2,237,227
Accumulated other comprehensive loss	(862)	316,366	(316,366)	(c)	(862)
Accumulated deficit	(3,164,658)	(5,639,635)	5,639,635	(c)	(3,277,076)
			(112,418)	(e)
Total Stockholders Deficit	(1,264,236)	(1,998,646)	2,312,253		(950,629)
Total Liabilities and Stockholders’ Deficit	$ 618,607	$ 692,716	$ 842,915		$ 2,154,238

The accompanying notes are an integral part of these combined financial statements

MAGELLAN GOLD CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

(expressed in US Dollars)
	MAGELLAN NINE MONTHS ENDED SEPTEMBER 30, 2017	SDA Mill NINE MONTHS ENDED SEPTEMBER 30, 2017	PRO FORMA ADJUSTMENTS	NOTE 4	PRO FORMA COMBINED

Revenue	$ -	$ 234,724	$ -		$ 234,724
Cost of Sales	-	603,633	62,367	(g)	666,000
Loss	-	(368,909)	(62,367)		(431,276)

OPERATING EXPENSES
Exploration costs	53,733	-	-		53,733
General and administrative expenses	480,871	338,719	112,418	(e)	934,161
			2,153	(g)
Total operating expenses	534,604	338,719	114,571		987,894
Loss from operations	(534,604)	(707,628)	(176,938)		(1,419,170)

OTHER INCOME (EXPENSE)
Foreign exchange loss	-	(132,978)	-		(132,978)
Interest expense	(50,349)	(15,272)	(158,553)	(f)	(224,174)
Loss on change in fair value of derivatives	(657,776)	-	-		(657,776)
Other expense	-	40,855	-		40,855
Total other expenses	(708,125)	(107,395)	(158,553)		(974,073)
Net loss before taxes	(1,242,729)	(815,023)	(335,491)		(2,393,243)

Income taxes	-	(4,528)	-		(4,528)

Net loss	$ (1,242,729)	$ (819,551)	$ (335,491)		$ (2,397,771)
Foreign currency translation adjustments	(862)	(170,412)	-		(171,274)

Comprehensive loss	$ (1,243,591)	$ (989,963)	$ (335,491)		$ (2,569,045)

Basic and diluted loss per share					$ (0.03)

Weighted average number of shares outstanding (Note 6)					83,874,605

The accompanying notes are an integral part of these combined financial statements

MAGELLAN GOLD CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

(expressed in US Dollars)
	MAGELLAN YEAR ENDED DECEMBER 31, 2016	SDA Mill YEAR ENDED DECEMBER 31, 2016	PRO FORMA ADJUSTMENTS	NOTE 4	PRO FORMA COMBINED

Revenue	$ -	$ 840,961	$ -		$ 840,961
Cost of Sales	-	1,090,675	-		1,090,675
Loss	-	(249,714)	-		(249,714)

OPERATING EXPENSES
Exploration costs	70,599	61,481	-		132,080
General and administrative expenses	353,666	396,997	112,418	(e)	864,787
			1,706	(g)
Total operating expenses	424,265	458,478	114,124		996,867
Loss from operations	(424,265)	(708,192)	(114,124)		(1,246,581)

OTHER INCOME (EXPENSE)
Foreign exchange (gain)	-	(86,700)	-		(86,700)
Gain on disposal of assets	-	9,123	-		9,123
Interest expense	(62,303)	(20,720)	(212,190)	(f)	(295,213)
Other income	-	(1,170)	-		(1,170)
Loss on change in fair value of derivatives	(73,604)	-	-		(73,604)
Total other expenses	(135,907)	(99,467)	(212,190)		(447,564)
Net loss before taxes	(560,172)	(807,659)	(326,314)		(1,694,145)

Income taxes	-	(5,134)	-		(5,134)

Net loss	(560,172)	(812,793)	(326,314)		(1,699,279)

Net loss attributable to noncontrolling interest	7,346	-	-		7,346

Net loss attributable to Magellan Gold Corporation	(552,826)	(812,793)	(326,314)		(1,691,933)
Foreign currency translation adjustments	-	154,248	-		154,248

Comprehensive loss	$ (552,826)	$ (658,545)	$ (326,314)		$ (1,537,685)

Basic and diluted loss per share					$ (0.02)

Weighted average number of shares outstanding (Note 6)					70,934,260

The accompanying notes are an integral part of these combined financial statements

MAGELLAN GOLD CORPORATION

1.Basis of Presentation

Pursuant to the Stock Purchase Agreement (the “Agreement”) with Rose Petroleum plc (Rose), a UK corporation Rose agreed to sell, and Magellan agreed to purchase, a mineral processing mill operation located in San Dieguito de Arriba (SDA Mill) and its associated assets, licenses and agreements (collectively, the “Assets”).

These unaudited pro forma condensed combined financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP) and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual financial statements of the Company and the SDA Mill.

The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the business combination, (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the business combination.

The business combination was accounted for under the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations. As the acquirer for accounting purposes, the Company has estimated the fair value of the SDA Mill’s assets acquired and liabilities assumed.

These pro forma financial statements have been derived from and include:

(a)an unaudited pro forma balance sheet combining the unaudited interim balance sheet of the Company as at September 30, 2017, with the unaudited interim balance sheet of the SDA Mill as at November 30, 2017, giving effect to the transaction as if it occurred on September 30, 2017.

(b)an unaudited pro forma statement of operations combining the unaudited interim statement of operations of the Company for the nine months ended September 30, 2017, with the unaudited interim statement of operations of the SDA Mill for the nine months ended September 30, 2017, giving effect to the transaction as if it occurred on January 1, 2017.

(c)an unaudited pro forma statement of operations combining the audited annual statement of operations of the Company for the year ended December 31, 2016, with the unaudited statement of operations of SDA Mill for the year ended December 31, 2016, giving effect to the transaction as if it occurred on January 1, 2016.

The unaudited pro forma financial statements have been prepared using the significant accounting policies as set out in the audited consolidated financial statements of the Company for the year ended December 31, 2016. Based on the review of the accounting policies of the SDA Mill, it is the Company’s management’s opinion that there are no material accounting differences between the accounting policies of the Company and the SDA Mill. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with the Company’s accounting policies.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The actual pro forma adjustments will depend on a number of factors, and could result in a change to the unaudited pro forma financial statements.

MAGELLAN GOLD CORPORATION

2.Proposed Transactions

The purchase price paid by the Company for the SDA Mill was $850,000 cash, a $50,000 promissory note, the $150,000 option-to-purchase payments, and 14,200,834 shares of common stock (the “Shares”) with a fair value of $426,025. The note is non-interest bearing and due on March 10, 2018. The Shares will be held in escrow for a period of 12 months pursuant to the terms of a Closing Escrow Agreement under which the Company has the option to repurchase the Shares from Rose for the sum of $500,000 in the first six months and $550,000 in months seven to twelve.

On November 30, 2017, the Board of Directors of the Company, approved and completed a financing consisting of its Series 2017 10% Secured Promissory Notes (“Notes”) in aggregate principal amount of $1,155,000. The Notes are due and payable on December 31, 2018.

3.Preliminary Purchase Price Allocation

Consideration of $1,478,525 was based on $850,000 cash, a $50,000 promissory note, the $150,000 option-to-purchase payments, and $426,025 of the Company’s common stock based on the Company’s share price on November 30, 2017, the date the acquisition closed. The Company has performed a preliminary valuation analysis of the fair market value of the SDA Mill’s assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the acquisition date:

Purchase Price
Cash	$ 850,000
Note payable	50,000
Option payments	150,000
Common stock	426,025
Total Purchase Price	$ 1,476,025

Allocation of Purchase Price
Crushing equipment	$ 254,000
Grinding equipment	272,000
Flotation equipment	156,000
Tailings machinery	6,000
Concentrate machinery	17,000
Water machinery	12,000
Feed	14,000
Grinding machinery	218,000
Leaching machinery	54,000
Precipitation plant	130,000
Lab equipment	15,000
Tailings dam	50,000
Office and warehouse assets	35,000
Asset retirement obligation	(122,024)
Goodwill	365,049
$ 1,476,025

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the unaudited pro forma balance sheet and unaudited pro forma statements of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations.

MAGELLAN GOLD CORPORATION

4.Pro Forma Adjustments

The pro forma adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The pro forma financial statements incorporate the following pro forma adjustments:

(a)Represents the payment of cash and the issuance of 14,200,834 shares of the Company’s common stock in exchange for the SDA Mill.  This adjustment also includes the $150,000 of option payments paid to Rose prior to September 30, 2017 and the issuance of a $50,000 note payable covering escrow costs.

(b)Reflects the new Notes with a principal of $1,155,000 and an original issue discount of $105,000 issued concurrently with the acquisition.

(c)Reflects the adjustment of historical tangible assets acquired by the Company to their estimated fair values. These preliminary estimates of fair value and estimated useful lives may differ from final amounts the Company will calculate after completing a detailed valuation analysis, and the difference could have a material impact on the accompanying unaudited pro forma financial statements. The adjustment also removes the assets and liabilities of the SDA Mill at November 30, 2017 that the Company did not acquire and records goodwill.

(d)Represents the elimination of the historical equity of the SDA Mill.

(e)Represents the payment of the estimated transaction costs of $112,418 related to the acquisition of the SDA Mill.

(f)Represents the net increase to interest expense resulting from interest on the $1,155,000 Notes issued as partial financing of the acquisition.

(g)Represents the change in depreciation and amortization expense resulting from the adjustment of historical tangible assets acquired by the Company to their estimated fair values.

5.Pro Forma Share Capital

As a result of the acquisition, the share capital as at September 30, 2017 in the unaudited pro forma financial statements is comprised of the following:

Authorized

1,000,000,000 common shares; $0.001 par value

	Note	Number of Shares	Par Value	Additional Paid-In Capital

Opening balance of Magellan		75,880,548	$ 75,881	$ 1,825,403

Common stock of the SDA Mill	4(a)	26,574,000	3,324,623	-
Shares issued to acquire the SDA Mill	4(a)	14,200,834	14,201	411,824
Elimination of pre-acquisition share capital amounts of SDA Mill	4(d)	(26,574,000)	(3,324,623)	-

Pro Forma Share Capital		90,081,382	$ 90,082	$ 2,237,227

6.Pro Forma Loss Per Share

The following table sets forth the computation of pro forma basic and diluted loss per share for the nine months ended September 30, 2017 and for the year ended December 31, 2016:

MAGELLAN GOLD CORPORATION

	Nine months ended September 30, 2017	Year ended December 31, 2016

Numerator
Pro-Forma net loss for the period	$ (2,397,771)	$ (1,691,933)

Denominator
Basic and Diluted – weighted average number of shares outstanding	83,874,605	70,934,260

Pro-Forma Loss Per Share – Basic and Diluted	$ (0.03)	$ (0.02)

7.Foreign Currency Adjustments

The historical financial information of the SDA Mill was presented in Mexican Pesos. The historical financial information was translated from Mexican Pesos to US dollars using the following historical exchange rates:

Peso / US Dollar
Average exchange rate for the year ended December 31, 2016 (statement of operations)	$ 18.64
Average exchange rate for the nine months ended September 30, 2017 (statement of operations)	$ 18.81
Period end exchange rate as of November 30, 2017	$ 18.63

MAGELLAN GOLD CORPORATION

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation (Registrant)

Dated: April 24, 2018	/s/ W. Pierce Carson_______________ W. Pierce Carson, President